EXHIBIT 10.19

Current Fund Loan Contract

    Number: “2014 Jie Yi Fen Yin 0120 No. 0001”
The Borrower (Party A):                                   Hubei Minkang Pharmaceutical Co., Ltd.
Business license number:                                 420500400000469
Legal Representative / person in charge:      KOH SOCK HUA
Tel:                                                                        07176262188
Registered Address:                                          No. 50 Xi Ba Road, Yi Chang Sub-branch

The Lender (Party B): Hubei Bank Co., Ltd Yichang Branch
Legal representative / person in charge:       Huang Xing
Registered Address:                                          No. 109 Zhen Zhu Road, Yi Chang City
Tel:                                                                        07176268575
Zip Code:                                                              443000

Article 1 Currency and amount of the loan

The borrowed amount in the contract is amounted to RMB Five Million yuan (uppercase):

Article 2 Term of the loan

Term of the loan in the contract is one year, zero months and zero days, i.e. from January 20, 2014 to January 20, 2015.

In case the start date of term of the loan of the contract is inconsistent with the date on loan roll over certificate (namely the receipt for a loan, the same as below), the actual loan date of the first loan roll over certificate shall prevail and in this condition the due date of loan stipulated in the first article in the contract shall be amended accordingly. The loan roll over certificate (namely the receipt for a loan) is an integral part of the contract, and shall have the same legal effect with the contract.

Within the term of the loan, the Lender shall lend installment loan in accordance with actual requirement of the Borrower, and the amount and specific start and end dates for each installment of the loan shall be subject to the stipulation documented in the receipt for a loan.

The Borrower should strictly obey the date of loan withdrawal in accordance with the withdrawal date agreed. In case the actual withdrawal date is posterior to the date agreed, the Borrower shall still make repayment at date stipulated in the contract.

Article 3 Purpose of the loan

The loan in the contract shall be used for purposes of: purchasing raw materials.

Without the written consent of the Lender, the Borrower shall not change the purpose of using loan, including but not limited to: the Borrower shall not use loan in fixed assets, equity investments, and shall not use loan in fields or usages that are prohibited by the national regulation in production and operation.

Article 4 Lending rate, interest settlement and interest penalty

1. Interest rates of the loan:

The interest rate of the loan in the contract is annual interest rate, and the interest rate is the first as follows:

(1) fixed interest rate , i.e. 6.765% , within the term of the loan , the interest rate remains the same.
(2) fixed rate, i.e. the benchmark interest rate of the value day of the loan None ( optional with alternatives of " strengthen" or "lower" )  .None % . Within the term of the loan, the interest rate remains the same.
(3) floating rate, i.e. the benchmark interest rate of the value day of the loan None (optional with alternatives of " strengthen" or "lower") None % and the interest rate shall be adjusted once   a   month from the value date of loan to the settlement day of the total principal and interest in the contract based on the interest rate of the adjustment date and the above strengthening or lowering of floating ratio. The adjustment date of interest rate refers to the corresponding date of value date in the month. In case there is no corresponding date of value date in the month, the last day of the month shall be the adjustment date of interest rate.
(4) Others:

2. Interest settlement

(1) In case the interest rate for loan is fixed rate, at the time of interest settlement, the interest shall be calculated in accordance with the interest rates as agreed. In case the interest rate for loan is floating rate, the interest shall be calculated in accordance with interest rate of each floating period; in case there are multiple interest floating in a single interest settlement period, first calculate the interest of each floating period and the days of interest, then add up the interests of all interest period for the interest settlement.

(2) the loans in the contract shall be settled in interest in the first way as follows:

1. monthly interest settlement, the interest settlement date is fixed as the 20th day of each month, and the last interest payment date is the expiration date of the contract;
2. quarterly interest settlement, the interest settlement date is fixed as the 20th day of each month, and the last interest payment date is the expiration date of the contract ;
3.  None

(3) The interest shall be settled with the principal, and the interest shall be paid on the due date of the principal.

3. The penalty

(1). In case the borrower fails to pay the loan as agreed, the overdue part of the payment shall be calculated in overdue interest from the date of overdue in accordance with the 150%  of loan interest rate prescribed in the first article of the contract, until the principal and interest be settled.

(2). In case the borrower use the loan for other purposes rather than as agreed, the misappropriated part of the fund shall be calculated in interest penalty from the date of misappropriate using n accordance with the 200%of loan interest rate prescribed in the first article of the contract, until the principal and interest be settled.

(3). In terms of the fund both overdue and used for misappropriated purposes, the higher interest level of the two above shall prevail.

(4). The interest and interest penalty the borrower fails to pay shall be calculated in compound interest in accordance with the penalty interest rate as agreed in the article of the contract.

4. Others:

Article 5 Conditions of withdrawal

Except circumstance when Party B gives up in all or part, only if the following prerequisite conditions have been met in a continuous way, Party B has the obligation to lend the loan:

1 Party A has completed the approval, registration, delivery, insurance and other legal formalities related with the loan as stipulated in the contract;

2 In case the contract has a guarantee, the guarantee conformed with requirements of Party B is already in force and shall remain in force;

3 Party A has opened the account used for loan withdrawal and payment in accordance with requirements of Party B;

4 Party A does not breach any term of the contract nor jeopardize creditor’s rights of Party B;

5 No laws, regulations, rules, or authority departments prohibit Party B to lend loan in the contract to the borrower;

6 The Borrower has submitted the resolution paper and authorization letter as agreement of the Board of Directors or other relevant departments to the Lender:

7 The Borrower's declaration and commitments remain in force:

8 Other conditions of withdrawal stipulated by law or agreed by the two parties:

None

Article 6 Time and method of fund withdrawal

1. The Borrower shall follow the   rule of time and method in withdrawal:

(1) Party A shall withdraw the fund on January 22, 2014 as a one-time withdrawal. Party A shall submit the fund withdrawal application to Party B at least one work day before the withdrawal date as agreed and Party A shall not withdraw the fund until Party B approves Party A’s application for fund withdrawal.

(2) Party B shall withdraw the fund in period following period:
The fund withdrawal period starts from the signing day of the contract to Year none Month none Day none. And all fund withdrawal shall be completed within the fund withdrawal period. Party A shall submit the fund withdrawal application to Party B at least none work day before the  scheduled withdrawal date and Party A shall not withdraw the fund until Party B approves Party A’s application for fund withdrawal.

Article 7 Lending of the loan

1. Lending account of the loan
The lending account of the loan shall be determined in accordance with the second method as follows, for the specific account number please sees the withdrawal application letter submitted by the Borrower:

(1) Party A shall open special account for lending of fund by Party B within none work days after the contract enters into force and before the first installment of loan is lent and the account shall be specially used in lending and payment of all the loan in the contract.

(2) Other accounts Party A opens in Party B

2. Method of payment for the loan fund

(1) The loan fund lending method shall comply with stipulations of laws, regulation rules and provisions of the contract. The loan fund lending method of a single withdrawal shall be determined in the withdrawal application letter. In case Party B considers the loan fund lending method in the withdrawal application letter does not conform to requirements, Party B is entitled to change the loan fund lending method or stop lending the loan fund.

(2) The loan in the contract shall be lent in the first method as follows:
1). Entrusted payment of the lender. That is to say, the Lender lend the loan fund to borrower’s counterparty with fund purposes stipulated in the contract in accordance with the Borrower's withdrawal application and payment entrustment. In accordance with the stipulation of China Banking Regulatory Commission (CBRC) and internal management regulations of lender, entrusted payment of the lender shall be adopted in one of the following circumstances:

(1) the Lender and the Borrower has established a new credit business relationship, and the Borrower 's credit rating does not meet Lender’s internal requirements:
(2) In case of withdrawal application, the payment object is clear ( with clear account and account name ) and the amount of a single  loan is more than RMB 10 million yuan ( not including RMB 10 million yuan ) ;
(3) the Lender requires or other circumstances as the Lender reaches agreement with the Borrower :
None

(2). The Borrower makes payment to the counterparty. That is to say, the Lender lend the loan fund to Borrower’s account in accordance with the Borrower's application for withdrawal of funds and the Borrower make payment to the counterparty in compliance with the purposes of fund using as stipulated in the contract.

(3) Change of payment method. After the Borrower submits the withdrawal application, in case there are changes in Borrower’s payments to external parties, Borrower’s credit rating or other conditions, changes shall be made in the loan fund of independent payment if it complies with stipulation of second term of the Article. In case there are changes in payment method or external payment amount, payment object, loan fund using purpose of entrusted payment, the Borrower shall provide the Lender with written explanation for changes, resubmit the application letter for fund and provide other relevant documents as proof of fund using purpose.

(4) Detailed requirements of entrusted payment of borrowed loan fund:

1. Entrusted payment: in case the Borrower conform to the Lender’s entrusted payment condition, the Borrower shall define clearly the payment entrustment in the fund withdrawal application letter. That is to say, the Borrower authorize and entrust the Lender to make payment to the account specified by the Borrower and then directly pay the counter party’s account designated by the Borrower in compliance with fund using purposes stipulated in the contract. The Borrower shall provide necessary information including the counter party name of receiving payment, account of the counterparty and the amount of payment.

2. Providing transaction information. In case the Borrower conforms to the Lender’s requirement in entrusted payment, the Borrower shall provide at each time of fund withdrawal with the fund lending account, information of the counterparty and proof of compliance with fund using purpose stipulated in the contract. The Borrower shall guarantee that all documents and information provided to the Lender are authentic, complete and valid. The Borrower shall bear no responsibility in case the entrusted payment could not be completed due to the reason that the relevant transaction information provided by the Borrower is not authentic, incomplete or invalid. And in this case the Borrower still has to pay the loan in compliance with the stipulation in the contract.

3. Fulfillment of the Lender’s obligations for entrusted payment.
(1) In case the Lender adopts the entrusted payment method, the Borrower shall submit payment entrustment letter and other relevant transaction information and the Lender shall examine the application and make payment to the Borrower’s counterparty through the Borrower’s account.

(2) In case the Lender find the related proof materials provided by the Borrower do not meet the requirement in the contract or there are flaws and defects therein, the Lender is entitled to the right to require the Borrower to supplement, replace, explain or re-submit relevant materials. And the Lender is entitled to refuse to make payment before the Borrower submits qualified transaction materials.

(3) In case the payment to the Borrower’s counterparty account is returned, so the Lender could not make timely payment to the Borrower’s counterparty in accordance with the Borrower’s requirement, the Lender shall not assume any responsibility and the Borrower still has to pay in accordance with the stipulation in the contract. With regard to the fund returned by the counterparty’s account, the Borrower hereby authorizes the Lender to freeze the fund. In this case, the Borrower shall re-submit the relevant transaction materials including payment entrustment and proof of fund using purpose.

(4). The Borrower shall not evade payment entrustment from the Lender in a way of breaking up the whole into parts.

3. After the Lender makes payment of the loan fund, the Borrower shall provide the Lender with the fund using records and materials in accordance with requirements of the Lender without delay. And the aforementioned materials shall include but not limited to:

Transaction contract, invoice, payment voucher, etc

4. In one of the following circumstances, the Lender is entitled to re- determine the loan lending condition and the payment condition of the loan fund or withhold fund lending and payment:
(1) The borrower breaches the stipulation in the contract, and evade payment entrustment of the Lender;
(2) The Borrower’s credit status declines or profitability of its major business is not strong ;
(3) The use of borrowed fund is abnormal ;
(4) The Borrower does not provide using records and materials in accordance with requirements of the Lender;
(5) The Borrower breaches the contract in using the loan fund

Article 8 Repayment

The Borrower designates the following account as the capital return account, and the capital returned shall be transferred into the account.  The borrower shall provide information about the account of capital inflows and outflows. The Lender is entitled to require the Borrower to explain the capital inflows and outflows and supervise the account.

Account Name: Hubei Minkang Pharmaceutical Co.,Ltd.
Account Number: 686001000100008592

2. Except as otherwise agreed by the two parties, the borrower shall make repayment of the loan in the contract in accordance with the first repayment plan:

(1) At the expiry date of the loan fund, the Borrower shall make repayment of all the loan fund in the contract.
(2) The borrower shall make repayment of the loan in the contract in accordance with the following repayment plan:

1. Year ____ Month____ Day____ Amount_________
2. Year ____ Month____ Day____ Amount_________
3. Year ____ Month____ Day____ Amount_________
4. Year ____ Month____ Day____ Amount_________
5. Year ____ Month____ Day____ Amount_________
6. Year ____ Month____ Day____ Amount_________

(3) Other repayment plans:

None

In case the Borrower would like to change the above mentioned repayment plan, the Borrower shall submit a written application to the Lender ten working days before the due date of relevant loan. And the changes in repayment plan shall be subject to written confirmation of both parties.

3 Except as otherwise agreed by the two parties , in case the Borrower default on both the principal and interest, the Lender is entitled to decide the repayment order of the principal and interest. In case of installment payment, if there are multiple due repayment or overdue loans, the Lender is entitled to decide the repayment order of the principal and interest for a single loan. In case there are multiple contracts of due repayment, the Lender shall be entitled to decide the order of due repayment contract.

4 Except as otherwise agreed by the two parties, the Borrower could make repayment earlier than schedule, but shall inform the Lender in written notice five work days in advance. The amount of aforesaid repayment shall be used to repay the last due loan, and in reverse order.

The Lender is entitled to the right to count compensation fee for the early paid repayment in accordance with the zero standard.

5 The Borrower shall make repayment in accordance with the first method as follows:

(1) The Borrower shall deposit sufficient amount in its account established in the Lender no later  work days before the due date of each single loan. And the Lender is entitled to deduct the amount of payment at the due date of principal and interest for each loan.

(2) Other repayment methods agreed by the two sides:
None

Article 9 Declaration and commitment of the Borrower

1 The Borrower’s declaration is as follows:

(1) The Borrower has established the company in accordance with stipulations of industrial and commercial administrative authority or relevant authority. The company has obtained approval and continues in operation. The company has full civil right capacity and disposing capacity for signing and implementation; the Borrower is legal person of the new project and the share holders have good credit status with no major adverse records; in case the government has requirements for the project to be established in investment subject qualification and business qualification requirements.

(2) The company is entitled to all necessary rights and authorization and could fulfill the obligation in the contract.

(3) The Borrower has signed the contract means the Borrower has obtained all external and internal authorization in signing and implementation of the contract. The Borrower is voluntary in signing and executing the contract and it’s is expressing its true meaning, and has obtained all necessary legal authorization. The above mentioned authorization and signing and implementation of the authorized items do not contradict with the Borrower’s articles of association nor are contradictory to stipulations, regulations, administrative arrangements, judicial decision or the third party that are binding to the Borrower. All procedures required in signing and implementations of the contract have been completed by the Borrower in accordance with the requirements of the Lender (including procedures f or approval, filing and registration, etc.) with legal effect. In case the Borrower has flaws in rights of signing and implementation of the contract and the contract becomes invalid, the Borrower could compensate for all losses of the Lender immediately and unconditionally.

(4) The Borrower has sufficient capacity to fulfill all the obligations and responsibilities as stipulated in the contract, and shall not reduce or exempt its settlement obligation due to any instruction, changes in financial condition, and any agreement entered into with any unit.

(5) The Borrower guarantee that all documents, materials, reports and certificates, etc. provided by the Borrower to the Lender are accurate,  complete and authentic and shall continue to maintain the various financial indicators required by the Lender.
(6) The background of transaction the Borrower applied to the Lender is legitimate and austenitic. The loan fund shall not be used for purposes of fund laundering and other illegal purposes.

(7) The Borrower and the loan projects conform to the national environmental standards. And the loan project do not include enterprises and projects that are energy consumptive, have prominent pollution problems and poor rectification and reforming. There is no danger of energy consumption nor contamination.

(8) The Borrower has not hidden any events that have already occurred or are about to occur and could affect the financial status and ability of the Borrower and some other circumstances that may hinder the Lender in agree to lend the loan, including but not limited to:
1. litigation, arbitration and other disputes ;
2. the Borrower's debt and guarantees provided:
3. other conditions that may affect the financial status and contract fulfillment of the Borrower and the guarantor.

(9) The declaration, warranties and commitments of the Borrower are continuous and effective. And the declaration, warranties and commitments have complete and equal binding force for the successors, agents, assignees and bodies after merger, reorganization and rename.  Any amendment, supplement or change shall be deemed as contradictory commitment by the Borrower.

(10) In case the Borrower breaches the contract or fail to make repayment of the maturing debt including the principal, interest and costs, and the Borrower does not have sufficient asset to repay the debts. For any creditor’s rights, receivables and other property rights and interests aiming at the third party owned by the Borrower, the lender have priority right in subrogation, and the borrower and the third party shall no right of defense.

(11) The Borrower agrees that the loan operation in the contract is subject to the Lender’s requirements, convention and practices and the right of interpretation power belongs to the Lender.

(12) The Borrower acknowledges that the Lender’s signing the contract is based on the declarations, warranties, commitments and trust.

(13) Other items of the Borrower’s declaration:   none

2 The Borrower’s commitment is as follows:

(1) In accordance with the requirements of the Lender, the Borrower shall submit its financial statements on a regular or timely basis (including but not limited to annual, quarterly and monthly statements) and other relevant materials .

(2) In case the Borrower has been or shall sign a counter guarantee contract or contract of the same type for the Borrower’s guarantee obligation, the Borrower shall guarantee that the contract shall not prejudice any right of the Lender in the contract.

(3) The Borrower shall accept the Lender's credit examination and supervision, and provide adequate assistance and cooperation; in case the Borrower make payment at its sole discretion, the Borrower shall report and summarize the condition at regular intervals in accordance with the requirements of the Lender about the purpose of using the loan fund and the payment.

(4) In case the Borrower has merger, split off, capital reduction, change in the right of voting (including but not limited to, equity transfer, trusteeship, escrow , pledge , etc.) , joint operation, corporation with foreign business as joint venture, corporation, contract operation , reorganization, restructuring , plans to be listed in the stock market, other changes in the mode of operation and application for stop doing business for internal rectification, application for the dissolution, investment abroad, a actual increase in debt financing, major assets transfer, assignment of debt, and other matters that could adversely affect the Borrower's debt paying ability, the Borrower shall inform the Lender through written notification 30 days in advance, and the Borrower guarantee that it shall fulfill the settlement and obligations of the debt as stipulated in the contract in accordance with requirements of the Lender, otherwise the Borrower shall be deemed as breaching the contract.

(5) In case one of the following circumstances occur, the Borrower shall inform the Lender in written notification within five days in advance and implement the preservative measures for the Lender’s debt rights in accordance with requirements of the Lender at scheduled time specified by the Lender:
1. The Borrower or the guarantor has changed the articles of association, business scope, registered capital, the legal representative;
2. The Borrower or the guarantor is involved in major litigation or arbitration cases, their property or collateral has been sealed off, detained or regulated, or a new guarantee has been set up on the collateral ;
3. The Borrower or the guarantor go out of business, are dismissed, are settled, stop doing business for internal rectification, have revocation of business license, have suspension of business licenses, ( be forced to ) file for bankruptcy, etc.;
4. The Borrower or the guarantor’s shareholders, directors or current senior managers are suspected to be involved in important cases, or major economic disputes and the key management personnel are altered;
5. The Borrower breaches the terms of the contract:
6. The Borrower or the guarantor has difficulties in business operation and deterioration of its financial condition and other circumstances .

(6) The Borrower’s repayment for the Lender’s loan fund shall be made before the Borrower pay the borrowed money to its share holders, and the Borrower’s repayment for the Lender’s loan fund shall be made before the Borrower pay the borrowed money to its other creditors of the same type. And before the principal and interest of the loan are paid off and settled, the Borrower shall not pay the borrowed money to its share holders.

(7) The Borrower shall not dispose its own assets in a way of reducing its debt paying ability, the Borrower make commitment that its total external warranted amount shall not exceed  times of its net assets, and the Borrower make commitment that the total amount of external warranted guarantees and the amount of one single warranted guarantee shall not exceed the quota stipulated in the articles of association of the company.

(8) Except in cases the loan fund is used for purposes conform to stipulation in the contract or approved by the Lender, the Borrower shall not transfer the loan fund to an account of the same name or its related party account. The Borrower shall not transfer the loan fund to an account of the same name or its related party account unless it provides appropriate supporting materials to the Lender and has got approval from the Lender.

(9) The Lender is entitled to call in the loan in advance in accordance with the Borrower’s condition of capital return.

(10) The Borrower shall report at regular intervals to the Lender about the situation of its creditor’s rights and send copies of documents to the Lender for related transaction contracts, certificates and other materials. In case the Borrower’s prescribed period for litigation is to be due and the Borrower’s repayment of the loan fund is not due, if the Borrower does not demand repayment of debt to the secondary obligor, the  Lender is entitled to file a lawsuit for its right of subrogation.

(11) The Lender is entitled to at regular or irregular intervals understand, monitor, inspect and make an inventory of the Borrower's production operation, financial activities, goods and inventory, assets and liabilities, bank deposits, cash and purpose of using the loan, etc. The Lender is also entitled to supervise the Borrower in accordance with the agreed purpose of using the loan as stipulated in the contract, and to monitor the condition of using the loan, make suggestions and bring forward requirements.

(12) In case the Borrower have committed noncompliance including evading supervision, default in payment of principal and interest of the loan or others, the Lender is entitled to inform the relevant authorities and departments and collect the fund through making overdue announcements in the news media. The Borrower has an obligation to sign after receiving the Lender’s collection letter or collection documents sent through mail or other methods.  The Borrower also has an obligation to send the receipt within three work days after signing for receiving.

(13) The lender is entitled to adopt proper measures to the Borrower in accordance with the provisions of mandatory and regulatory guidance from the supervision departments, guidelines, conventions or agreement without notification to the Borrower in advance and without seeking prior written consent from the Borrower.

(14) The Lender shall bear no responsibility in case the borrowed loan fund is delayed in payment to the Borrower due to reasons caused other parties rather than the Lender.

(15) The Borrower shall obey the loan period and purpose of using in accordance with the terms stipulated in the contract; the Borrower shall not divert the loan fund nor use the loan in other purposes rather than as stipulated in the contract; the Borrower shall not used the loan fund in misappropriate ways including in the stock market, futures market or equity investment; the Borrower shall not used the loan fund in misappropriate ways including speculations of securities, futures, real estate, etc. ; the Borrower shall not engage in business activities prohibited by national law, regulations, policy restrictions or requirements of the Lender including debt and credit activities irrelevant with the company’s main business among non-affiliated enterprises of  the group.

(16) The Borrower shall comply with the principle of good faith and abide by stipulations of the contract. The Borrower shall not affect the repayment of the loan fund for any reasons including disputes with any third parties and stipulations of laws and regulations, etc.; the Borrower shall not implement any activities that violate the principle of good faith, nor evade the debt including intentional transfer of funds, assets, secretly withdraw funds, and do not sign for receiving the documents sent by the Lender.

(17) The Lender is entitled to assess the affiliated enterprises of the Borrower, guarantor or the affiliated enterprises of the guarantor for problems stipulated in the contract. The Lender is also entitled to assess if the problems may affect the Borrower and then the Lender’s credit rights. The Lender is entitled to adopt one or multiple measures stipulated in the contract based on the assessment results.

(18) The Borrower shall pay the payable amount in full, and shall not make any claim for offset, nor bring forward any additional conditions. The Borrower’s deposits in the Lender’s Bank and the Lender’s sub-branches may offset its due repayment of debt from the Lender’s Bank and the Lender’s sub-branches. Whether the deposit is mature or not and the currency used shall not affect the Lender’s right to use the Borrower’s deposits to offset the due repayment of debt and the Borrower shall bear all related costs.

(19) The Borrower dose no owe taxes and in case if it does, the Borrower shall pay taxes first and provide tax payment receipt and proof of payment.

(20) Other matters the Borrower makes commitment:      None

Article 10 The connected transaction of the Borrower in its group belongs to the  type as follows:

1. The Borrower does not belong to the type of group customer specified by the Lender in accordance with the “Guidelines for credit risk management of commercial banking group customer” (herein refers to the "Guideline").

2. The Borrower belongs to the type of group customer specified by the Lender in accordance with the “Guidelines for credit risk management of commercial banking group customer” (herein refers to the "Guideline"). In this case the Borrower shall promptly report to the Lender of its connected transaction involving more than 10% of its net assets, including the connected relationship of the parties, the trade items and properties of the transaction, the amount of the transaction or the appropriate proportion, the pricing policies (including the condition with no amount and only symbolic amount in transaction).

Article 11 Event of default and handling methods

1 One of the following circumstances shall constitute or be deemed as the Borrower breach the stipulations in the contract:

(1) The Borrower fails to fulfill its obligations to make repayment and settlement to the Lender as schedule in the contract and in full payment:

(2) The Borrower fails to withdraw and use the loan fund in the way stipulated in the contract or use the loan fund for other purposes rather than the purposes stipulated in the contract;

(3) The declaration made by the Borrower in the contract is not true or breach its commitments made in the contract;

(4) In circumstances stipulated in the contract that could affect the financial condition and contractual capacities of the Borrower or guarantor, the Borrower fails to provide a new guarantee or replace the guarantor in accordance with stipulations in the contract;

(5) The Borrower falls in its credit status or it deteriorates in profitability, debt paying ability, operational capacity, current fund and other financial indicators exceeding the limit of indicators stipulated in the contract or other financial conventions:

(6) The Borrower breaches the contract with the Lender or other institutes of Hubei Bank Corporation Limited.

(7) The guarantor breaches the stipulations of the guarantee contract, or the guarantor breach the contract with the Lender or other institutes with Hubei Bank Corporation Limited;

(8) The Borrower stops doing business or has dissolution, revocation or bankruptcy.

(9) the Borrower is or may be involved in major economic disputes, litigation, arbitration, or its assets are sealed up detained or are acted under coercion, or are put on record for investigation by judicial departments, tax departments, business administrative departments in accordance with stipulations of law, all of which have or could have influenced the Borrower’s fulfillment of its obligations in the contract;

(10) The Borrower’s major individual investors or key management personnel are abnormally replaced, missing, investigated by judicial departments or restricted in personal freedom, all of which already or may influence the Borrower’s fulfillment of its obligations in the contract;

(11) The Lender shall inspect the financial status and debt paying ability of the Borrower once per year ( that is to say, a year starting from the valid date of the contract) and find circumstances that may influence the Borrower's financial condition and contractual capacity;

(12) The assigned account for capital returns have large amount and abnormal situation of capital inflows and outflows and the Borrower fails to provide the Lender with explaining materials;

(13) The Borrower's affiliated enterprises, guarantor or the guarantor’s affiliated enterprises could influence the Lender's creditor’s rights and the Borrower fails to provide the Lender new guarantee measures approved by the Lender;

(14) The Borrower uses false contracts with the affiliated enterprises and get discounted cash flow or pledge through notes receivables or payables with no real business background to obtain fund or extension of credit from banks; the Borrower has large scale mergers, acquisitions restructuring and other circumstances that the Lender consider could influence the capital security of the loan: the Borrower potentially evades bank loan through connected transactions;

(15) Any member enterprise of the Borrower's group or its associated enterprises have default in payment or other noncompliance in Hubei Bank or other banks;

(16) Others:

2 In case the Borrower breach stipulations of the contract about the rights and obligations of the parties involved or breach the preceding clause, the Lender is entitled to adopt the following measures depending on the specific situation respectively or simultaneously, and shall not bear any responsibility for any damages therein to the Borrower:

(1) The Lender is entitled to require the Borrower and the guarantor to correct the behavior of breaching contract before deadline.

(2) The Lender is entitled to unilaterally decide to stop lending loan that has not been used to the Borrower and recover part or all of the principal and interest of the loan in advance.

(3) The Lender is entitled to suspend or stop lending in part or whole the loan to the Borrower in the contract or between the Borrower and the Lender; the Lender is also entitled to suspend or stop lending in part or whole the loan not issued and trade financing not processed and cancel or stop its lending, payment and processing.

(4) The Lender is entitled to declare the payables to be due or due in advance for principal and interests of the loan fund/ trade financing capital loans not repaid in the contract or in contracts between the Borrower and the Lender. The Borrower shall make repayment of all the debt in the contract as soon as it receives the notification of due repayment from the Lender and pay penalty, compound interest, liquidated damages, compensation , etc. from the date of due.

(5) The Lender is entitled to terminate the contract, and terminate other contracts between the Borrower and the Lender in part or in whole.  The Lender is also entitled to demand the Borrower to bear all responsibilities for breach of contract.

(6) The Lender is entitled to demand the Borrower to make compensation for damages to the Lender arising from its breach of the contract.

(7) The Lender is entitled to exercise real rights granted by way of security.

(8) The Lender is entitled to require the guarantor to assume guarantee responsibility.

(9) The Lender is entitled to require the Borrower to provide a new guarantee, replace the guarantor, etc. to guarantee the debt in the contract.

(10) The Lender is entitled to adopt other necessary and possible measures at its sole discretion.

Article 12 Other terms

1 Costs bearing

(1) Party A shall bear all costs caused by Party A’s breach of the contract ( including, but not limited to Party B’s cost in legal fare, arbitration fees, property preservation fees, travel expenses, execution fees, assessment fees, auction fees, advertising fees, counsel fees and other expenses arising breach caused by Party A’s breach of the contract);

(2) For other expenses, the two parties agree as follows:

None

2 Using of Party A’s information
Party A agree that Party B is entitled to inquire Party A’s credit in the credit data base approved to be established by the People's Bank of China and the relevant authorities in credit and loan and credit investigation. Party A also agree that Party B is entitled to provide Party A’s credit information to the data base approved to be established by People's Bank of China and the relevant authorities in credit and loan and credit investigation. Party A agree that Party B is entitled to properly use and reveal Party A’s information due to business requirements.

3 Collection through advertising
In case Party A have default in payment of principal and interest of the loan, or Party A breach contract in other ways, Party B is entitled to inform the relevant departments or units and to collect the loan fund through making announcement in the news media.

4 The legal validity of Party B’s evidence
Unless Party A could provide reliable and definite evidence in contrary, all Party B’s internal accounting documents relevant with the principal, interest, fees, repayment records and other materials, receipts, voucher, records of Party B’s collection for payments operated or retained by Party B in Party A’s withdrawals, repayments, interest payments, etc. shall be used as evidence to prove the contractual relationship between Party A and Party B. Party A shall not raise an objection just because the above mentioned records, documents, receipts are operated or retained by Party B unilaterally.

5 Rights Reserved
Party B’s rights in the contract shall not affect nor eliminate any rights of Party B in accordance with stipulations of the laws, regulations and other contracts. Any tolerance, extending time limit, special offers or delay in executing rights in the contract by Party B shall not be deemed as Party B’s waive of rights and interests in the contract, nor as permission or acceptance for any Party A’s breach of the contract, Party B’s continual execution of the rights or other rights shall not be limited, hindered or affected and Party B shall not bear rights and obligations to Party A therein.

6 In addition to the debt in the contract, in case Party A has other due debt repayment to Party B, Party B is entitled to transfer Party A’s deposit of RMB or other currency in Hubei Bank as Party A’s repayment and settlement for any due debt and Party A agree not to raise any objections.

7 In case the mailing address or contract information of Party A is changed, Party A shall inform Party B in written form and Party A shall bear all costs caused by notification not promptly sent.

8 Transfer and payment of payables
For all Party A’s payables in the contract, Party B is entitled to the right to deduct the amount from Party A’s deposit in Hubei Bank system in RMB or other currencies without notification to Party A in advance. Unless stipulated by provisions of the national authorities otherwise, the deducted payables shall first be used as settlement for costs not reimbursed, then as settlement for due interest not reimbursed, and finally as settlement for the due principle not reimbursed. In case foreign exchange settlement and trade is to be operated, Party A has an obligation to assist Party B in operation and Party A shall bear all risks in foreign exchange.

9 Dispute Resolution
Disputes in the process of fulfillment of the contract shall be settled through consultation. In case no agreement could be made though consultation, the disputes shall be solved in accordance with the first way as follows:

1 File a lawsuit to the people's court at Party B’s location.
2 Submit to Arbitration Commission (the place of arbitration is  ) for arbitration in accordance with the valid arbitration rules. The arbitration shall be final and binding on both parties.

During the proceedings or arbitration period, the terms of the contract not involved in the controversial parts shall still be executed.

10 Valid condition of the contract
The contract enters into force when signed by the legal representative of Party A (responsible person) or authorized agent stamped with official seal and signed by the legal representative of Party B (responsible person) or authorized agent stamped with official seal.

The attachments of the contract shall be as an integral part of the contract, and has the same legal effect with the contract.

11 The contract is in duplicate.

12 Other agreements.
(1) The creditor’s right in the contract is the guaranteed creditor’s right in 2013 Shou Yi Fen Ying 0107 No. 0001 “The maximum amount of pledge contract” (fill in contract name if any);
(2) The contract is the specific business contract under the 2013 Shou Yi Fen Ying 0107 No. 0001 “Extension of credit contract” signed by Party A and Party B.

Party A has red and understood the terms of the contract; Party B has taken reasonable methods to remind Party A to pay attention the clauses and terms in the contract, Party B has also given full explanation to Part A in accordance with its requirements: both Party A and Party B do not have any objection for the contents of all the terms and clauses of the contract.

The Borrower (official seal of Party A): seal of Hubei Mingkang Pharmaceutical Co., Ltd.
Legal representative (or authorized agent): seal of Gu Shuhua
Signature:
January 20, 2014

The Lender (official seal of Party B):  seal of Hubei Bank Corporation Limited Yichang Sub-branch
Legal representative (or authorized agent): seal of Huang Xing
Signature:
January 20, 2014

 HBC   Hubei Bank   Receipt for a loan (acceptance notice)
 Application date: January 20, 2014     Lend date: January 20, 2014

The Borrower	Hubei Mingkang Pharmaceutical Co., Ltd.	Lending account
Settlement account

Amount Currency	Uppercase RMB FIVE MILLION YUAN	¥5	0	0	0	0	0	0	0	0
Term of loan	Repayment date	January, 2015			Exchange rate: 6.765%
Purpose of using loan	Purchasing raw materials
Pledge and value	Real estate	Loan type			Current fund loan
The loan above has been approved for lending and transferred.
Seal of the bank